Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA

Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Santander Consumer USA Inc.

1601 Elm Street, Suite 800

Dallas, Texas 75201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile leases in connection with the proposed offering of Santander Retail Auto Lease Trust 2021-C. Santander Consumer USA Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Lease File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Lease File. Additionally, RBC Capital Markets, LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 20, 2021, at the instruction of the Company, we accessed the “Company Website” (https://portal.santanderpartners.com) and obtained a computer-generated automobile lease data file and related record layout containing data, as represented to us by the Company, as of July 31, 2021, with respect to 64,525 automobile leases (the “Statistical Lease File”). At the Company’s instruction, we randomly selected 150 automobile leases (the “Sample Leases”) from the Statistical Lease File.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Leases relating to the automobile lease characteristics (the “Characteristics”) set forth on the Statistical Lease File and indicated below.

Characteristics

1.  Vehicle identification number (“VIN”)

2.  Lease commencement date (month and year)

3.  Last payment date (month and year)

4.  Original term to maturity

5.  Monthly lease payment

6.  Vehicle make

7.  Vehicle model

8.  Model year

9. State 10. Contract residual 11. Contract date 12. Model type (new/used) 13. Money rate 14. Remaining term to maturity 15. Obligor FICO score 16. ALG Amount

Member of

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We compared Characteristics 1. through 11. to the corresponding information set forth on or derived from the “Lease Agreement” and queries (collectively, the “Funding System Query”), provided to us by the Company on August 24, 2021, from the Company’s funding system (the “Funding System”).

We compared Characteristic 12. to the corresponding information set forth on or derived from (i) the Lease Agreement or Title Certificate (as defined below) and (ii) the Funding System Query.

We compared Characteristics 13. through 16. to the corresponding information set forth on the Funding System Query.

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicle Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle, Lease Order/Invoice or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristics 4. and 14., differences of one month are deemed to be “in agreement;”

•	with respect to Characteristic 6., a vehicle make of “Ram” as indicated on the Lease Agreement is deemed to be in agreement with a vehicle make of “Dodge” as indicated on the Statistical Lease File;

•

with respect to Characteristic 7., a vehicle model of (i) “Laramie” as indicated on the Lease Agreement is deemed to be “in agreement” with “Ram 1500” as indicated on the Statistical Lease File, (ii) “Town & Country” as indicated on the Lease Agreement is deemed to be “in agreement” with “Pacifica” as indicated on the Statistical Lease File and (iii) “Laredo” as indicated on the Lease Agreement is deemed to be “in agreement” with “Grand Cherokee” as indicated on the Statistical Lease File;

•

with respect to Characteristic 9., for the Sample Leases indicated in Appendix A, we observed a difference with respect to the state set forth on the Lease Agreement when compared to the state set forth on the Statistical Lease File. For these Sample Leases, we were instructed to perform an additional procedure and compare the state set forth on the Statistical Lease File to the corresponding information set forth on screen shots, provided to us by the Company, from the Company’s credit system (the “Credit System Screen Shots”).

•	with respect to Characteristic 11., differences of 30 days or less are deemed to be “in agreement;”

•

with respect to Characteristic 12., a model type of (i) “new” and “demo” as indicated on the Lease Agreement or Title Certificate is deemed to be “in agreement” with a “1” as indicated on the Statistical Lease File and (ii) “used” as indicated on the Lease Agreement or Title Certificate is deemed to be “in agreement” with a “0” as indicated on the Statistical Lease File; and

•	with respect to Characteristic 13., differences of 0.0001 or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Leases, we observed the existence of the following (collectively, the “Additional Source Documents”):

•	a Title Certificate (as defined above);

•	the security interest of CCAP Auto Lease Ltd. is annotated on the Title Certificate;

•	a Credit Application, a Credit Application Status Report (from the Servicing System) or an Application for Financing (collectively, the “Application”);

•

a Credit Bureau Report, for those Sample Leases originated by the Company or Chrysler Capital, with the exception of certain originated leases on a specified platform, as indicated by representatives of the Company;

•	the Consumer Leasing Disclosure Statement; and

•

the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”) for those Sample Leases not having system generated insurance verifications, each as indicated by representatives of the Company.

The automobile lease documents described above, including any information obtained from the indicated system and system queries, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Lease File were found to be in agreement with the above mentioned Lease Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile leases underlying the Statistical Lease File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Lease File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 2, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Leases:

23658289

23655653

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in vehicle identification number.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2021 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Lease number	Characteristic	Characteristic set forth on the Statistical Lease File	Characteristic set forth on the Lease Agreement

1	23656533	Vehicle identification number	[REDACTED]	[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.